UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 5, 2016

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Insight Enterprises, Inc. (NASDAQ:NSIT) will expand the inside sales team of its U.S. Operations through an arrangement with an industry leading technology company. This expansion is aligned to Insight’s strategic objective to grow its inside sales team focused on the small to medium business (SMB) and public sector client segments of the U.S. market.

Insight launched an initiative in mid-2015 to transform its sales engagement model in the SMB space looking at all facets of the business including hiring, training, development and compensation as well as sales enablement through digital marketing, web automation and cloud aggregation. As part of this arrangement, Insight will acquire a team of qualified personnel with specialized knowledge in data center solutions that Insight believes will enable it to expand its focus around a growing demand for core infrastructure.

Insight further believes that this arrangement and the additional dedicated resources will enhance Insight’s expertise in the data center, expand its sales coverage in the SMB and public sector markets and provide the potential to accelerate data center solution sales. Insight will be on-boarding new team members over the next few months with more than 200 resources expected to be added by the end of the third quarter.

Insight expects this expansion to be generally neutral to its 2016 earnings performance but provide a foundation for growth in 2017 and beyond.

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and webcast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015:
• actions of our competitors, including manufacturers and publishers of products we sell;
• our reliance on partners for product availability, competitive products to sell and related marketing funds and purchasing incentives;
• changes in the IT industry and/or rapid changes in technology;
• possible significant fluctuations in our future operating results;
• general economic conditions;
• the risks associated with our international operations;
• the security of our electronic and other confidential information;
• disruptions in our IT systems and voice and data networks;
• failure to comply with the terms and conditions of our commercial and public sector contracts;
• our reliance on commercial delivery services;
• our dependence on certain personnel;
• exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and
• intellectual property infringement claims and challenges to our registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

April 5, 2016	By:	/s/ Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer